PACE® Select Advisors Trust

Prospectus Supplement | May 8, 2017

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2016, as supplemented.

Includes:

•  PACE® Mortgage-Backed Securities Fixed Income Investments

•  PACE® Intermediate Fixed Income Investments

•  PACE® Strategic Fixed Income Investments

•  PACE® Municipal Fixed Income Investments

•  PACE® Global Fixed Income Investments

•  PACE® High Yield Investments

•  PACE® Large Co Value Equity Investments

•  PACE® Large Co Growth Equity Investments

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

•  PACE® International Equity Investments

•  PACE® International Emerging Markets Equity Investments

•  PACE® Global Real Estate Securities Investments

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Select Advisors Trust (the "Trust").

First, this supplement updates certain information regarding the investment strategies and policies of PACE Intermediate Fixed Income Investments. Effective immediately, the fund no longer maintains a targeted dollar-weighted average maturity (previously, the fund maintained a dollar-weighted average maturity of approximately five to ten years).

Second, this supplement updates certain information regarding the diversification classification under the Investment Company Act of 1940, as amended, for PACE Intermediate Fixed Income Investments, PACE Global Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. Each fund has recently changed its classification from a non-diversified investment company to a diversified investment company. The relevant disclosure in the Prospectuses and the SAI is changed effective as of the date of this supplement.

Third, this supplement updates certain information regarding investor eligibility requirements for Class Y shares of the funds. At the recommendation of UBS Asset Management (Americas) Inc., the funds' manager, the Trust's Board

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of Trustees has recently approved the addition of a new category of investors eligible to purchase Class Y shares of the Funds. The new category of eligible investors is comprised of prior investors in any liquidated series of the UBS Relationship Funds who (i) held shares of the liquidated series as of the date such series liquidated, (ii) establish an account in the investor's name directly with the funds' transfer agent, and (iii) initially purchase a minimum initial amount of $100,000 of Class Y shares. The relevant disclosure in the Multi-Class Prospectus is changed effective as of the date of this supplement.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

I. PACE Intermediate Fixed Income Investments

The section captioned "Principal strategies" and sub-captioned "Principal investments" on page 10 of the Multi-Class Prospectus and beginning on page 12 of the Class P Prospectus is revised by replacing the first and second sentences of the third paragraph of that section in their entirety with the following:

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg Barclays US Aggregate Index (Bloomberg Barclays US Intermediate Government/Credit Index prior to April 1, 2017), as calculated by the investment advisor, which as of March 31, 2017 was approximately 5.72 years.

The section captioned "More information about the funds—PACE Intermediate Fixed Income Investments—Principal strategies" and sub-captioned "Principal investments" on page 79 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the second paragraph of that section in its entirety with the following:

The fund invests in bonds of varying maturities. It normally limits its overall portfolio duration to within +/- 50% of the duration of the Bloomberg Barclays US Aggregate Index (Bloomberg Barclays US Intermediate Government/Credit Index prior to April 1, 2017), as calculated by the investment advisor, which as of March 31, 2017 was approximately 5.72 years. This means that the duration of the fund could range from approximately 2.86 years to 8.58 years. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of six years generally will decrease in value by 6%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 6%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Intermediate Fixed Income Investments" beginning on page 5 of the SAI is revised by replacing the second sentence of the first paragraph of that section in its entirety with the following:

The fund invests in bonds of varying maturities.

II. Diversification Classifications

The section captioned "Fund summary" and sub-captioned "Principal risks" for each of PACE Intermediate Fixed Income Investments, PACE Global Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments in the Prospectuses is revised by deleting "Non-diversification risk" in its entirety as a principal risk factor.

The section captioned "Additional information about investment objectives, principal risks and investment strategies" and sub-captioned "Additional information about principal risks" on page 113 of the Multi-Class Prospectus and page 114 of the Class P Prospectus is revised by deleting the heading and row for "Non-diversification risk" in the table.

The section captioned "Additional information about investment objectives, principal risks and investment strategies" and sub-captioned "Non-diversification risk" on page 118 of the Multi-Class Prospectus and page 119 of the Class P Prospectus is deleted in its entirety.

The cover page of the SAI is revised by replacing the paragraph under the table of funds in its entirety with the following:

All of the funds are diversified series of the Trust.

The section captioned "Investment limitations of the funds" and sub-captioned "Fundamental investment limitations" beginning on page 50 of the SAI is revised by replacing the third and fourth paragraphs of that section in their entirety with the following:

(1) Each fund shall be a "diversified company" as that term is defined in the Investment Company Act, as interpreted, modified or applied by government or regulatory authorities having jurisdiction, from time to time, to provide greater flexibility.

III. Investor Eligibility Requirements for Class Y Shares

The section captioned "Managing your fund account" and sub-captioned "Class Y shares" on page 127 of the Multi-Class Prospectus is revised by inserting the following as the second bullet point under the second paragraph of that section:

•  Shareholders of any liquidated series of the UBS Relationship Funds who (i) held shares of the liquidated series as of the date such series liquidated, (ii) establish an account in the shareholder's name directly with the funds' transfer agent within 30 days of the series' liquidation date, and (iii) purchase a minimum initial amount of $100,000 of Class Y shares.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.